UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date  of  report (Date of earliest event reported): November 4, 1999


CORPORATE RENAISSANCE GROUP, INC.
(Exact name of registrant as specified in its charter)


Delaware
(State or other jurisdiction of incorporation)


05723210                      13-3701354
(Commission File Number)      (IRS Employer Identification Number)


1185 Avenue of the Americas
18th Floor
New York, New York 10036
(Address of principal executive offices)

Registrant's  telephone number, including area code:  212-730-2000



Item 2.   Acquisition or Disposition of Assets.

      A copy of the Registrant's press release dated November 11, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description of Exhibit
---------------          ------------------------------
99.1                Press Release of the Registrant dated November 11, 1999



SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CORPORATE RENAISSANCE GROUP, INC.



Date: November 18, 1999    By: /s/Martin E. Winter
                               Martin E. Winter, Secretary/Treasurer
                               (Principal Financial and
                               Accounting Officer)

EXHIBIT INDEX

Exhibit No.         Description of Exhibit
-----------         ----------------------
99.1               Press Release of the Registrant dated November 11, 1999